Goldman Sachs Funds

Mid Cap Value Fund

[GRAPHIC APPEARS HERE]

Annual Report August 31, 1999



Long-term capital growth potential through a diversified portfolio of equity securities.


                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

GOLDMAN SACHS MID CAP VALUE FUND

Market Overview

Dear Shareholder,

During the period under review, the ongoing strength of the U.S. economy surprised many experts, and amidst shifting preferences for equities, most sectors of the stock market produced solid returns.

 .    U.S. Equities Performed Well, As Events Proved the Value of Diversification
     -- As 1999 began, the market continued its ascent, due largely to a strong economy and low inflation. But the market rally was extremely narrow, as gains were mostly limited to a few very large growth companies and the technology sector. In April, investors abruptly shifted gears and took a renewed interest in economically sensitive, smaller-cap and value-oriented stocks. In the following months, the market has been hard to classify. In July, most sectors retreated, as concerns over inflation led to higher interest rates. As the reporting period ended, there were mixed signals on the inflation front, and some market sectors rebounded.

 .    The U.S. Economy Continues To Move Forward -- A year ago, the robust growth we continue to see in the U.S. economy seemed unlikely. During the fourth quarter of 1998, the Federal Reserve Board made the last of three interest rate cuts. The Fed's actions signaled its concerns over the economic crisis overseas, and its potential for triggering a meaningful slowdown of the U.S. economy in 1999. However, during the first quarter of the year, economic data pointed to economies in Asia rebounding much faster than anticipated, and the U.S. economy resumed its march forward. While inflation had not been a concern for quite some time, several factors, including rising commodity prices and wage pressures, led the Federal Reserve to raise short-term rates toward the end of the reporting period.

 .    Market Outlook: Short-Term Optimism -- We continue to have a generally positive outlook for U.S. stocks in the coming months. Corporate profits should remain healthy, and we would expect to see strong economic growth for the remainder of 1999. While inflation could be somewhat higher than in years past, it should remain moderate.

 .    There are several factors that could derail the stock market's record ascent. These include the Federal Reserve's interest rate stance, lower productivity gains, potentially higher labor costs, corporate profit margins and Y2K issues. Therefore, we encourage you to maintain a diversified portfolio and continue focusing on the longer-term.

 .    Special Note: Reporting Period Change -- To better serve the needs of our shareholders, the fiscal year-end of your Fund has been changed to August
     31. Previously, your Fund had a January 31 fiscal year-end. Because of the new reporting period, this will serve as the Fund's annual report. This change does not affect your Fund's investment objective or strategy in any way.

As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

 . NOT FDIC INSURED

 . May Lose Value

 . No Bank
  Guarantee


Sincerely,

/s/ David B. Ford

David B. Ford
Co-Head, Goldman Sachs Asset Management

/s/ John P. McNulty

John P. McNulty
Co-Head, Goldman Sachs Asset Management

September 3, 1999

GOLDMAN SACHS MID CAP VALUE FUND

Fund Basics
as of August 31, 1999

                            Assets Under Management

                                $281.5 Million

                              Number of Holdings

                                      77

                                NASDAQ SYMBOLS

                                Class A Shares

                                     GCMAX

                                Class B Shares

                                     GCMBX

                                Class C Shares

                                     GCMCX

                             Institutional Shares

                                     GSMCX

                                Service Shares

                                     GSMSX

----------------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
----------------------------------------------------------------------------------------------------------
January 31, 1999-August 31, 1999     Fund Total Return (without sales charge)/1/  Russell MidCap Index/2/
----------------------------------------------------------------------------------------------------------
Class A                                                  9.04%                         4.70%
Class B                                                  8.53                          4.70
Class C                                                  8.52                          4.70
Institutional                                            9.26                          4.70
Service                                                  8.97                          4.70
----------------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
/2/ The unmanaged Russell MidCap Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

----------------------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS/3/
----------------------------------------------------------------------------------------------------------
For the period ended 6/30/99      Class A     Class B     Class C  Institutional  Service
----------------------------------------------------------------------------------------------------------
Last 6 months                     10.32%      11.34%      15.28%      16.96%       16.72%
One Year                          -3.23       -3.47        0.63        2.85         2.39
Since Inception                    3.07        3.30        5.62       18.07         7.48
                                (8/15/97)    (8/15/97)   (8/15/97)   (8/1/95)     (7/18/97)
----------------------------------------------------------------------------------------------------------

/3/ The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

----------------------------------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 8/31/99
----------------------------------------------------------------------------------------------------------
                                        % of Total
Holding                                 Net Assets          Line of Business
----------------------------------------------------------------------------------------------------------
UCAR International, Inc.                   3.0%             Heavy Electrical
CMPGroup, Inc.                             3.0              Electrical Utilities
Avnet, Inc.                                2.8              Semiconductors
Loews Corp.                                2.7              Property Insurance
Pacific Century Financial Corp.            2.6              Banks
UST, Inc.                                  2.5              Tobacco
Republic of New York Corp.                 2.4              Banks
Federal-Mogul Corp.                        2.3              Motor Vehicle
Northrop Grumman Corp.                     2.3              Defense/Aerospace
Waddell & Reed Financial, Inc. Class B     2.3              Financial Services
----------------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Mid Cap Value Fund for the seven-month period ended August 31, 1999. This reporting period is based on the Fund's new August 31st fiscal year-end.

Performance Review

Over the seven-month period ended August 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 9.04%, 8.53%, 8.52%, 9.26%, and 8.97%, respectively. These figures compare favorably to the 4.70% cumulative total return of the Fund's benchmark, the Russell MidCap Index.

     By the end of March, mid-cap value stocks reached a historic low in terms of both performance and valuation relative to growth and large-cap stocks. Believing that the extreme pressure upon these stocks was unsustainable, we maintained conviction in the unrecognized fundamental strength of our mid-cap value holdings. In some cases, in typical value investor fashion, we used the opportunity to both increase and initiate positions at attractive prices.

     In April, we witnessed a broadening of market leadership. As a result, we enjoyed double-digit returns from the majority of our holdings, as they recovered from depressed levels. There were many drivers behind the turnaround. Monetary easing by central banks around the globe, mitigated liquidity concerns surrounding the 1998 financial crisis and restored investor confidence in both domestic and global growth. Signs of global economic strength inspired investors to venture towards discounted segments of the market such as economically-sensitive industrials, value stocks and smaller-cap names.

     Investors' anticipation of strong second quarter earnings and friendly Federal Reserve positioning extended strong performance by mid-cap equities through June. However, market volatility increased during the following two months as fears of inflation and Federal Reserve tightening resurfaced. Despite the muted returns of the last two months of the reporting period, the Fund significantly outperformed its benchmark over the entire seven-month period.

Portfolio Composition

As we seek to add value through superior stock selection, we spend the majority of our efforts performing thorough, first-hand fundamental research. We rebuild, analyze and forecast the financial statements of companies, and test our assumptions through meetings and discussions with company management, competitors, customers and suppliers. We aim to construct portfolios reflecting our evaluation of each security. As such, industry weightings reflect our views of where value exists in the market. At the end of August, the Fund was most overweight in consumer non-cyclical stocks and most underweight in technology.

Portfolio Highlights

 .    Avnet Inc. -- Avnet Inc. is a distributor of semiconductors and other electronic components and computer products. The firm announced its intent to acquire attractively priced Marshall Industries, also a distributor of electronic and industrial components. Marshall's strength in foreign markets, small company focus and proactive leverage of Internet distribution models complements Avnet's existing business. The consolidation is expected to produce cost savings for Avnet. Optimism surrounding the transaction boosted Avnet's stock price during the reporting period.

GOLDMAN SACHS MID CAP VALUE FUND


VALUE INVESTMENT PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

Search for Value

We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

Fundamental Research

We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

Risk Management

We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.


 .    Republic of N.Y. Corp -- Republic of N.Y. Corp, a bank holding company, has performed well for the Fund. The company has recovered from large trading losses related to the Russian financial crisis. In addition, it has restructured its operations to reduce overhead and expenses. As a result of this turnaround, in May, Hong Kong Shanghai Bank (HKSB), announced its intent to acquire Republic. The acquisition realizes the previously overlooked value of Republic's high net worth business and its strong presence in the metropolitan New York area.

 .    Waddell & Reed Financial -- Waddell & Reed Financial, one of the Fund's
     financial service holdings, has performed well in recent months. The firm has benefited from healthy inflows to its mutual funds, prompted by strong performance in 1998. These inflows, coupled with a fee structure change that effectively increases management fees, has enabled the company to steadily increase earnings.

Name Change

Effective May 1, 1999, the Mid Cap Equity Fund was renamed the Mid Cap Value Fund. The Fund has always been -- and will continue to be -- managed according to a disciplined value investment style. The name of the Fund was changed merely to better reflect its investment guidelines.

Portfolio Outlook

In recent months, we were reassured to see the Fund's value strategy at work after a period of difficult market conditions. The second quarter experience reflects the premise behind why value can deliver superior returns over the long term. As in the past, we have seen investors overreact to uncertainty or temporary disappointments and drive stock prices and valuations to unsustainably low levels. When stocks are priced according to such low expectations, they are more likely to possess limited downside with potentially significant upside. These are the investment opportunities for which we search. During such times, even modest improvements in market conditions or fundamentals can prompt sharp rebounds, as we saw with many of our holdings. We will continue, with our disciplined first-hand fundamental research process, to seek out the neglected and misunderstood companies that we believe possess the potential to deliver superior long-term returns.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Value Investment Team

New York
September 3, 1999

GOLDMAN SACHS MID CAP VALUE FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

                                       1
                          ---------------------------
                          Resources and Relationships
                          ---------------------------

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                          ---------------------------
                               In-Depth Research
                          ---------------------------

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                          ---------------------------
                                Risk Management
                          ---------------------------

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                                GOLDMAN SACHS MID CAP VALUE FUND
Performance Summary
August 31, 1999
 The following graph shows the value, as of August 31, 1999, of a $10,000 in-vestment made in the Institutional Class of shares on August 1, 1995 (com-mencement of operations) in the Goldman Sachs Mid Cap Value Fund (formerly known as Goldman Sachs Mid Cap Equity Fund). For comparative purposes, the performance of the Fund's benchmark (the Russell Midcap Index) is shown. This performance data represents past performance and should not be considered in-dicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from the Institu-tional Class of shares due to differences in fees and loads.

 Mid Cap Value Fund's Lifetime Performance
 Growth of a $10,000 Investment, Distributions Reinvested August 1, 1995 to August 31, 1999.

                           [LINE GRAPH APPEARS HERE]

             Russell Midcap
                Index           Institutional
 8/1/95         10,000             10,000
 Aug-95         10,153             10,140
 Sep-95         10,382             10,227
 Oct-95         10,150              9,973
 Nov-95         10,654             10,253
 Dec-95         10,716             10,494
 Jan-96         10,942             10,689
 Feb-96         11,199             10,877
 Mar-96         11,362             10,796
 Apr-96         11,683             10,937
 May-96         11,860             11,085
 Jun-96         11,682             10,762
 Jul-96         10,959             10,353
 Aug-96         11,480             10,749
 Sep-96         12,048             11,307
 Oct-96         12,144             11,428
 Nov-96         12,883             12,469
 Dec-96         12,752             12,740
 Jan-97         13,229             13,436
 Feb-97         13,209             13,623
 Mar-97         12,648             13,329
 Apr-97         12,963             14,010
 May-97         13,909             15,337
 Jun-97         14,364             15,947
 Jul-97         15,562             16,980
 Aug-97         15,392             17,123
 Sep-97         16,271             17,883
 Oct-97         15,638             17,419
 Nov-97         16,010             17,195
 Dec-97         16,452             17,331
 Jan-98         16,143             17,583
 Feb-98         17,405             18,801
 Mar-98         18,230             19,362
 Apr-98         18,276             19,670
 May-98         17,709             19,313
 Jun-98         17,954             18,639
 Jul-98         17,097             17,006
 Aug-98         14,362             14,213
 Sep-98         15,291             14,765
 Oct-98         16,334             15,569
 Nov-98         17,108             16,202
 Dec-98         18,112             16,389
 Jan-99         18,081             15,813
 Feb-99         17,479             15,443
 Mar-99         18,026             15,813
 Apr-99         19,358             17,681
 May-99         19,302             18,662
 Jun-99         19,984             19,170
 Jul-99         19,434             18,354
 Aug-99         18,931             17,277


  Average Annual Total Return through
  August 31, 1999                        Since Inception One Year Seven Months
  Class A (commenced August 15, 1997)
  Excluding sales charges                          0.46%   21.16%        9.04%
  Including sales charges                         -2.28%   14.52%        3.04%
 -----------------------------------------------------------------------------
  Class B (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                         -0.21%   20.13%        8.53%
  Including contingent deferred sales
  charges                                         -1.68%   14.42%        3.10%
 -----------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales
  charges                                         -0.14%   20.15%        8.52%
  Including contingent deferred sales
  charges                                         -0.14%   19.00%        7.44%
 -----------------------------------------------------------------------------
  Institutional Class (commenced August
  1, 1995)                                        14.31%   21.56%        9.26%
 -----------------------------------------------------------------------------
  Service Class (commenced July 18,
  1997)                                            1.72%   21.00%        8.97%
 -----------------------------------------------------------------------------

GOLDMAN SACHS MID CAP VALUE FUND
Statement of Investments
August 31, 1999

  Shares  Description                                    Value
 Common Stocks - 96.5%
  Apparel - 2.6%
  425,200 Fruit of the Loom, Inc.*                 $  2,976,400
  356,300 Reebok International Ltd.*                  4,208,794
                                                   ------------
                                                      7,185,194
 --------------------------------------------------------------
  Banks - 5.0%
  388,500 Pacific Century Financial Corp.             7,211,531
   98,900 Republic of New York Corp.                  6,861,188
                                                   ------------
                                                     14,072,719
 --------------------------------------------------------------
  Business Services - 0.6%
  114,000 Modis Professional Services, Inc.*          1,802,625
 --------------------------------------------------------------
  Chemical - 1.9%
  202,900 IMC Global, Inc.                            3,233,719
   93,300 Millennium Chemicals, Inc.                  2,145,900
                                                   ------------
                                                      5,379,619
 --------------------------------------------------------------
  Clothing - 0.5%
   32,100 Ross Stores, Inc.                           1,336,163
 --------------------------------------------------------------
  Computer Hardware - 2.1%
  352,000 Inacom Corp.*                               3,432,000
   15,400 NCR Corp.*                                    673,750
   67,200 Quantum Corp. - DLT & Storage Systems*      1,230,600
   73,100 Quantum Corp. - Hard Disk Drive*              520,837
                                                   ------------
                                                      5,857,187
 --------------------------------------------------------------
  Computer Software - 0.7%
  234,400 Mentor Graphics Corp.*                      2,102,275
 --------------------------------------------------------------
  Consumer Durables - 1.6%
  193,600 Miller Herman, Inc.                         4,561,700
 --------------------------------------------------------------
  Defense/Aerospace - 2.3%
   89,200 Northrop Grumman Corp.                      6,467,000
 --------------------------------------------------------------
  Department Store - 3.1%
  155,700 Dillard's, Inc.                             3,658,950
  114,400 Federated Department Stores, Inc.*          5,262,400
                                                   ------------
                                                      8,921,350
 --------------------------------------------------------------
  Drugs - 2.6%
  318,600 Bergen Brunswig Corp.                       4,918,388
  298,700 Perrigo Co.*                                2,370,931
                                                   ------------
                                                      7,289,319
 --------------------------------------------------------------
  Electrical Utilities - 4.0%
  312,600 CMP Group, Inc.                             8,303,437
  166,300 Northeast Utilities*                        2,920,644
                                                   ------------
                                                     11,224,081
 --------------------------------------------------------------
  Energy Resources - 2.1%
  143,000 Occidental Petroleum Corp.                  3,101,312
  114,800 Tosco Corp.                                 2,927,400
                                                   ------------
                                                      6,028,712
 --------------------------------------------------------------

  Shares  Description                                               Value
 Common Stocks - (continued)
  Environmental Services - 2.1%
  214,500 Allied Waste Industries, Inc.*                      $  2,734,875
  291,200 Republic Services, Inc.*                               3,166,800
                                                              ------------
                                                                 5,901,675
 -------------------------------------------------------------------------
  Financial Services - 3.4%
  319,700 Sovereign Bancorp, Inc.                                3,206,991
  283,275 Waddell & Reed Financial, Inc. Class B                 6,462,211
                                                              ------------
                                                                 9,669,202
 -------------------------------------------------------------------------
  Food & Beverage - 4.2%
  276,570 Archer Daniels Midland Co.                             3,595,410
  432,400 Fleming Companies, Inc.                                5,215,825
  163,800 Nabisco Group Holdings Corp.                           2,907,450
                                                              ------------
                                                                11,718,685
 -------------------------------------------------------------------------
  Forest Product - 0.8%
   97,600 Georgia-Pacific Corp. (Timber Group)                   2,348,500
 -------------------------------------------------------------------------
  Heavy Electrical - 3.1%
    2,100 Cooper Industries, Inc.                                  108,938
  348,100 UCAR International, Inc.*                              8,484,937
                                                              ------------
                                                                 8,593,875
 -------------------------------------------------------------------------
  Heavy Machinery - 1.3%
  361,400 Agco Corp.                                             3,726,938
 -------------------------------------------------------------------------
  Hotel - 1.9%
   51,300 Promus Hotel Corp.*                                    1,490,906
  159,900 Starwood Hotels & Resorts Worldwide, Inc. Class B      3,807,619
                                                              ------------
                                                                 5,298,525
 -------------------------------------------------------------------------
  Industrial Parts - 1.9%
   59,200 Stanley Works                                          1,561,400
  244,900 Unova, Inc.*                                           3,688,806
                                                              ------------
                                                                 5,250,206
 -------------------------------------------------------------------------
  Information Services - 0.7%
   74,700 Dun & Bradstreet Corp.                                 1,956,206
 -------------------------------------------------------------------------
  Insurance - 1.3%
   77,100 Radian Group                                           3,570,694
 -------------------------------------------------------------------------
  Life Insurance - 2.2%
   56,400 Aetna, Inc.                                            4,385,100
   30,200 Reliastar Financial Corp.                              1,360,887
   13,700 Torchmark Corp.                                          390,450
                                                              ------------
                                                                 6,136,437
 -------------------------------------------------------------------------
  Media - 2.5%
  177,700 AH Belo Corp. Series A                                 3,365,194
   72,900 Media General, Inc.                                    3,572,100
                                                              ------------
                                                                 6,937,294
 -------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND

  Shares  Description                                  Value
 Common Stocks - (continued)
  Medical Providers - 8.6%
  143,000 HCR Manor Care, Inc.*                  $  2,797,437
  675,800 Health Management Association, Inc.*      5,406,400
  418,400 Healthsouth Corp.*                        3,425,650
  163,300 Quest Diagnostics, Inc.*                  4,317,244
  304,800 Tenet Healthcare Corp.*                   5,314,950
  358,700 Total Renal Care Holdings*                2,892,019
                                                 ------------
                                                   24,153,700
 ------------------------------------------------------------
  Motor Vehicle - 5.0%
   17,000 Dana Corp.                                  740,563
  142,900 Federal-Mogul Corp.                       6,519,812
  105,800 Lear Corp.*                               4,251,837
   46,500 TRW, Inc.                                 2,534,250
                                                 ------------
                                                   14,046,462
 ------------------------------------------------------------
  Oil Refining - 1.1%
   49,400 USX-Marathon Group, Inc.                  1,537,575
   69,600 Valero Energy Corp.                       1,479,000
                                                 ------------
                                                    3,016,575
 ------------------------------------------------------------
  Property Insurance - 8.6%
   78,800 CNA Financial Corp.*                      2,866,350
  154,400 Everest Reinsurance Holdings, Inc.        4,284,600
   98,400 Loews Corp.                               7,724,400
  104,800 Mercury General Corp.                     3,170,200
  198,500 Old Republic International Corp.          3,076,750
   61,800 XL Capital Ltd.                           3,109,312
                                                 ------------
                                                   24,231,612
 ------------------------------------------------------------
  Publishing - 1.6%
   72,100 R.R. Donnelley & Sons Co.                 2,262,137
   39,900 Times Mirror Co. Series A                 2,304,225
                                                 ------------
                                                    4,566,362
 ------------------------------------------------------------
  Railroads - 1.3%
  157,000 Canadian Pacific Ltd.                     3,679,688
 ------------------------------------------------------------
  Restaurants - 0.7%
  156,500 CBRL Group, Inc.                          2,054,063
 ------------------------------------------------------------
  Semiconductors - 4.5%
  179,900 Avnet, Inc.                               7,960,575
  223,237 Vishay Intertechnology, Inc.*             4,785,643
                                                 ------------
                                                   12,746,218
 ------------------------------------------------------------
  Specialty Retail - 2.5%
  124,300 Autozone, Inc.*                           2,959,894
  299,100 Toys "R' Us, Inc.*                        4,131,318
                                                 ------------
                                                    7,091,212
 ------------------------------------------------------------
  Steel - 1.0%
  281,500 Ispat International NV                    2,920,563
 ------------------------------------------------------------

  Shares  Description                                   Value
 Common Stocks - (continued)
  Shipping/Logistics - 1.9%
   65,300 CNF Transportation, Inc.                $  2,542,619
  127,700 Ryder Systems, Inc.                        2,817,381
                                                  ------------
                                                     5,360,000
 -------------------------------------------------------------
  Tobacco - 4.1%
  165,867 R.J. Reynolds Tobacco Holdings, Inc.*      4,550,976
  219,300 UST, Inc.                                  6,949,069
                                                  ------------
                                                    11,500,045
 -------------------------------------------------------------
  Unit Trust - 1.1%
   40,711 Mid Cap Spdr Trust Unit Series 1           3,012,614
 -------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $286,027,328)                             $271,715,295
 -------------------------------------------------------------

   Principal             Interest                      Maturity
    Amount                 Rate                          Date                               Value
 Repurchase Agreement - 4.7%
  Joint Repurchase Agreement
  $13,300,000              5.52%                      09/01/1999                     $ 13,300,000
 ------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $13,300,000)                                                                 $ 13,300,000
 ------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $299,327,328)                                                                $285,015,295
 ------------------------------------------------------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Statement of Assets and Liabilities
August 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $299,327,328)                                                   $285,015,295
  Cash                                                                 160,027
  Receivables:
  Investment securities sold                                           982,971
  Dividends and interest                                               289,456
  Fund shares sold                                                     527,178
  Reimbursement from investment adviser                                 38,901
  Deferred organization expenses, net                                   15,801
  Other assets                                                          13,092
 ------------------------------------------------------------------------------
  Total assets                                                     287,042,721
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    4,865,367
  Fund shares repurchased                                              391,827
  Amounts owed to affiliates                                           256,492
  Accrued expenses and other liabilities                                78,345
 ------------------------------------------------------------------------------
  Total liabilities                                                  5,592,031
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  299,344,740
  Accumulated undistributed net investment income                    1,394,240
  Accumulated net realized loss from investment, options and
  foreign currency related transactions                             (4,976,257)
  Net unrealized loss on investments                               (14,312,033)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $281,450,690
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $18.42
  Class B                                                               $18.23
  Class C                                                               $18.24
  Institutional                                                         $18.45
  Service                                                               $18.31
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            2,665,019
  Class B                                                            1,745,500
  Class C                                                              537,622
  Institutional                                                     10,326,474
  Service                                                               10,364
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                15,284,979
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $19.49. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND
Statement of Operations
For the Seven-Month Period Ended August 31, 1999

  Investment income:
  Dividends(a)                                                     $ 2,410,349
  Interest                                                             608,359
 ------------------------------------------------------------------------------
  Total income                                                       3,018,708
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                    1,332,432
  Distribution and service fees(b)                                     354,332
  Transfer agent fees(c)                                               166,262
  Registration fees                                                     99,373
  Custodian fees                                                        63,310
  Professional fees                                                     40,309
  Amortization of deferred organization expenses                         9,970
  Trustee fees                                                           6,426
  Service share fees                                                       656
  Other                                                                100,013
 ------------------------------------------------------------------------------
  Total expenses                                                     2,173,083
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed                                         (134,639)
 ------------------------------------------------------------------------------
  Net expenses                                                       2,038,444
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                                980,264
 ------------------------------------------------------------------------------
  Realized and unrealized gain on investment and options transac-
  tions:
  Net realized gain from:
  Investment transactions                                           13,492,070
  Options written                                                      203,797
  Net change in unrealized loss on:
  Investments                                                       11,157,599
 ------------------------------------------------------------------------------
  Net realized and unrealized gain on investment and options
  transactions                                                      24,853,466
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $25,833,730
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $16,497.
 (b) Class A, Class B and Class C had distribution and service fees of $93,442, $200,960, and $59,930, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had transfer agent fees of $71,015, $38,183, $11,387, $45,624 and $53, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Statements of Changes in Net Assets

                                                 For the
                                               Seven-Month        For the
                                              Period Ended       Year Ended
                                             August 31, 1999  January 31, 1999
  From operations:
  Net investment income                         $    980,264     $   2,221,134
  Net realized gain from investment,
  options and foreign currency related
  transactions                                    13,695,867         6,435,290
  Net change in unrealized gain (loss) on
  investments and translation of assets and
  liabilities denominated in foreign
  currencies                                      11,157,599       (58,648,058)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                       25,833,730       (49,991,634)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                          --          (280,574)
  Class B shares                                          --            (3,078)
  Class C shares                                          --            (9,612)
  Institutional shares                                    --        (2,055,325)
  Service shares                                          --            (2,638)
  In excess of net investment income                      --
  Class A shares                                          --            (6,261)
  Class B shares                                          --               (69)
  Class C shares                                          --              (214)
  Institutional shares                                    --           (45,868)
  Service shares                                          --               (59)
  From net realized gain on investment and
  options transactions
  Class A shares                                  (4,331,730)       (3,498,210)
  Class B shares                                  (2,778,438)       (1,854,834)
  Class C shares                                    (868,578)         (536,322)
  Institutional shares                           (16,406,543)       (9,058,413)
  Service shares                                     (16,471)          (14,028)
 ------------------------------------------------------------------------------
  Total distributions to shareholders            (24,401,760)      (17,365,505)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                   40,482,737       203,854,529
  Reinvestment of dividends and
  distributions                                   23,418,266        16,585,994
  Cost of shares repurchased                     (99,881,814)     (199,307,468)
 ------------------------------------------------------------------------------
  Net (decrease) increase in net assets
  resulting from share transactions              (35,980,811)       21,133,055
 ------------------------------------------------------------------------------
  TOTAL DECREASE                                 (34,548,841)      (46,224,084)
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                            315,999,531       362,223,615
 ------------------------------------------------------------------------------
  End of period                                 $281,450,690     $ 315,999,531
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions
  in excess of) net investment income           $  1,394,240     $     (31,716)
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements
August 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (formerly Mid Cap Equity) (the "Fund"). Effective May 1, 1999, the name of Goldman Sachs Mid Cap Equity Fund was changed to Goldman Sachs Mid Cap Value Fund. The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Funds from January 31 to August 31. Accordingly, the financial statements of the Fund are presented for the seven-month period ended August 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the ba-sis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the sales proceeds is re-ported as an unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 1999

 E. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the options written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 G. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund had approximately $4,250,000 at August 31, 1999 (the Fund's tax year-end) of capital loss carryforward expiring in 2006 for federal tax pur-poses. This amount is available to be carried forward to offset future capi-tal gains to the extent permitted by applicable laws or regulations.
   At August 31, 1999 the aggregate cost of portfolio securities for federal income tax purposes is $300,053,164. Accordingly, the gross unrealized gain on investments was $21,113,780 and the gross unrealized loss on investments was $36,151,649 resulting in a net unrealized loss of $15,037,869.

 H. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 I. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares of the Fund separately bears its respective class-specific transfer agency fees.

                                                GOLDMAN SACHS MID CAP VALUE FUND
 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, .10% of the average daily net assets of the Fund. For the period ended August 31, 1999, Goldman Sachs has agreed to reimburse approximately $135,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $25,000 during the period ended August 31, 1999.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: .19% of the average daily net as-sets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.
   As of August 31, 1999, the amounts owed to affiliates were approximately $186,000, $48,000 and $22,000 for management, distribution and service and transfer agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended August 31, 1999, were $193,764,546 and $220,633,785, respectively.
   For the period ended August 31, 1999, Goldman Sachs earned approximately $34,000 of brokerage commissions from portfolio transactions.
   For the period ended August 31, 1999, written call option transactions in the Fund were as follows:

  Written Options                         Number of Contracts Premium Received
 -----------------------------------------------------------------------------
  Balance outstanding, beginning of pe-
  riod                                              --           $      --
  Options written                                1,339             399,012
  Options assigned                                (242)           (130,304)
  Options terminated in closing purchase
  transactions                                    (660)           (128,591)
  Options expired                                 (437)           (140,117)
 -----------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF PERIOD                --           $      --
 -----------------------------------------------------------------------------

GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 1999
   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a bro-ker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Sub-sequent payments for futures contracts ("variation margin") are paid or re-ceived by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At August 31, 1999, there were no open futures contracts.

 5. LINE OF CREDIT FACILITY

 The Fund participated in a $250,000,000 uncommitted and a $50,000,000 commit-ted, unsecured revolving line of credit facility which was terminated on April 30, 1999. Effective April 30, 1999, the Fund now participates in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended August 31, 1999, the Fund did not have any borrowings under any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

                                                GOLDMAN SACHS MID CAP VALUE FUND

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At August 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $13,300,000 in principal amount. At August 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                               Principal    Interest   Maturity    Amortized
   Repurchase Agreements         Amount       Rate       Date         Cost
 ------------------------------------------------------------------------------
  Banc of America Securi-
  ties LLC                   $1,300,000,000     5.52% 09/01/1999 $1,300,000,000
 ------------------------------------------------------------------------------
  Bear Stearns & Co., Inc.      300,000,000     5.51  09/01/1999    300,000,000
 ------------------------------------------------------------------------------
  Deutsche Bank Securities,
  Inc.                        1,006,800,000     5.50  09/01/1999  1,006,800,000
 ------------------------------------------------------------------------------
  Lehman Brothers, Inc.         300,000,000     5.65  09/01/1999    300,000,000
 ------------------------------------------------------------------------------
  Salomon Smith Barney
  Holdings, Inc.                200,000,000     5.50  09/01/1999    200,000,000
 ------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                       $3,106,800,000
 ------------------------------------------------------------------------------

 8. OTHER MATTERS AND CERTAIN RECLASSIFICATIONS

 As of August 31, 1999, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 65% of the outstanding shares of the Fund.
   In accordance with Statement of Position 93-2, the Fund has reclassified $13,374 from paid-in capital and $432,318 from accumulated net realized loss from investment, options and foreign currency related transactions to accumu-lated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS MID CAP VALUE FUND
Notes to Financial Statements (continued)
August 31, 1999

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                            For the Seven-Month
                               Period Ended            For the Year Ended
                              August 31, 1999           January 31, 1999
                          ------------------------  -------------------------
                              Shares       Dollars      Shares        Dollars
 -----------------------------------------------------------------------------
 Class A Shares
 Shares sold               1,367,506  $ 26,553,720   6,897,312  $ 143,833,096
 Reinvestments of divi-
dends and distributions      214,436     4,213,683     198,815      3,620,601
 Shares repurchased       (2,756,189)  (54,358,686) (7,448,798)  (147,546,061)
                               -----------------------------------------------
                          (1,174,247)  (23,591,283)   (352,671)       (92,364)
 -----------------------------------------------------------------------------
 Class B Shares
 Shares sold                 232,886     4,652,883   1,238,560     27,854,158
 Reinvestments of divi-
dends and distributions      121,303     2,361,741      82,866      1,503,199
 Shares repurchased         (675,993)  (12,921,155)   (586,417)   (11,387,076)
                               -----------------------------------------------
                            (321,804)   (5,906,531)    735,009     17,970,281
 -----------------------------------------------------------------------------
 Class C Shares
 Shares sold                  98,072     2,005,005     499,586     10,988,153
 Reinvestments of divi-
dends and distributions       33,722       656,882      22,110        401,070
 Shares repurchased         (184,318)   (3,524,952)   (230,071)    (4,500,505)
                               -----------------------------------------------
                             (52,524)     (863,065)    291,625      6,888,718
 -----------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 348,804     7,246,129     967,052     20,867,072
 Reinvestments of divi-
dends and distributions      821,203    16,169,493     607,168     11,044,402
 Shares repurchased       (1,537,957)  (28,938,741) (1,801,025)   (35,855,143)
                               -----------------------------------------------
                            (367,950)   (5,523,119)   (226,805)    (3,943,669)
 -----------------------------------------------------------------------------
 Service Shares
 Shares sold                   1,188        25,000      15,505        312,050
 Reinvestments of divi-
dends and distributions          843        16,467         923         16,722
 Shares repurchased           (7,477)     (138,280)       (978)       (18,683)
                               -----------------------------------------------
                              (5,446)      (96,813)     15,450        310,089
 -----------------------------------------------------------------------------
 NET INCREASE (DECREASE)  (1,921,971) $(35,980,811)    462,608  $  21,133,055
 -----------------------------------------------------------------------------

                                                GOLDMAN SACHS MID CAP VALUE FUND




 Goldman Sachs Mid Cap Value Fund -- Tax Information (unaudited)

   During the tax year ended August 31, 1999, 29.85% of the ordi-nary income dividends paid by the Fund qualify for the dividend received deduction available for corporations.
   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $26,791,369 as capital gain dividends paid during its period ended August 31, 1999.

GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(a)     Distributions to shareholders
                                      ------------------------- ------------------------------------
                            Net asset    Net                               In excess                 Net increase
                             value,   investment  Net realized   From net    of net                   (decrease)
                            beginning   income   and unrealized investment investment    From net    in net asset
                            of period   (loss)    gain (loss)     income     income   realized gains    value
 FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,
  1999 - Class A Shares      $18.38     $0.06        $1.71        $  --      $  --        $(1.73)       $ 0.04
  1999 - Class B Shares       18.29     (0.04)        1.71           --         --         (1.73)        (0.06)
  1999 - Class C Shares       18.30     (0.04)        1.71           --         --         (1.73)        (0.06)
  1999 - Institutional
  Shares                      18.37      0.09         1.72           --         --         (1.73)         0.08
  1999 - Service Shares       18.29      0.05         1.70           --         --         (1.73)         0.02
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares       21.61      0.10        (2.38)       (0.07)        --         (0.88)        (3.23)
  1999 - Class B Shares       21.57     (0.05)       (2.35)          --         --         (0.88)        (3.28)
  1999 - Class C Shares       21.59     (0.05)       (2.34)       (0.02)        --         (0.88)        (3.29)
  1999 - Institutional
  Shares                      21.65      0.19        (2.38)       (0.21)        --         (0.88)        (3.28)
  1999 - Service Shares       21.62      0.03        (2.31)       (0.17)        --         (0.88)        (3.33)
 ----------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares
  (commenced August 15,
  1997)                       23.63      0.09         0.76        (0.06)     (0.04)        (2.77)        (2.02)
  1998 - Class B Shares
  (commenced August 15,
  1997)                       23.63      0.06         0.74        (0.09)        --         (2.77)        (2.06)
  1998 - Class C Shares
  (commenced August 15,
  1997)                       23.63      0.06         0.76        (0.09)        --         (2.77)        (2.04)
  1998 - Institutional
  Shares                      18.73      0.16         5.66        (0.13)        --         (2.77)         2.92
  1998 - Service Shares
  (commenced July 18,
  1997)                       23.01      0.09         1.40        (0.11)        --         (2.77)        (1.39)
 ----------------------------------------------------------------------------------------------------------------
  1997 - Institutional
  Shares                      15.91      0.24         3.77        (0.24)     (0.93)        (0.02)         2.82
 FOR THE PERIOD ENDED JANUARY 31,
  1996 - Institutional
  Shares (commenced August
  1, 1995)                    15.00      0.13         0.90        (0.12)        --            --          0.91
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS MID CAP VALUE FUND

                                                                                       Ratios assuming no
                                                                                       expense limitations
                                                                              -------------------------------------
                             Net assets                         Ratio of                              Ratio of
   Net asset                 at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total        period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)    (in 000s)  average net assets average net assets average net assets average net assets   rate
     $18.42        9.04%(d)   $49,081          1.29%(c)           0.43%(c)           1.37%(c)           0.35%(c)      68.84%(d)
      18.23        8.53(d)     31,824          2.04(c)           (0.33)(c)           2.12(c)           (0.41)(c)      68.84(d)
      18.24        8.52(d)      9,807          2.04(c)           (0.34)(c)           2.12(c)           (0.42)(c)      68.84(d)
      18.45        9.26(d)    190,549          0.89(c)            0.79(c)            0.97(c)            0.71(c)       68.84(d)
      18.31        8.97(d)        190          1.39(c)            0.38(c)            1.47(c)            0.30(c)       68.84(d)
      18.38      (10.48)       70,578          1.33               0.38               1.41               0.30          92.18
      18.29      (11.07)       37,821          1.93              (0.22)              2.01              (0.30)         92.18
      18.30      (11.03)       10,800          1.93              (0.22)              2.01              (0.30)         92.18
      18.37      (10.07)      196,512          0.87               0.83               0.95               0.75          92.18
      18.29      (10.48)          289          1.37               0.32               1.45               0.24          92.18
-------------------------------------------------------------------------------------------------------------------------------
      21.61        3.42(d)     90,588          1.35(c)            0.33(c)            1.47(c)            0.21(c)       62.60
      21.57        3.17(d)     28,743          1.85(c)           (0.20)(c)           1.97(c)           (0.32)(c)      62.60
      21.59        3.27(d)      6,445          1.85(c)           (0.23)(c)           1.97(c)           (0.35)(c)      62.60
      21.65       30.86       236,440          0.85               0.78               0.97               0.66          62.60
      21.62        6.30(d)          8          1.35(c)            0.63(c)            1.43(c)            0.51(c)       62.60
-------------------------------------------------------------------------------------------------------------------------------
      18.73       25.63       145,253          0.85               1.35               0.91               1.29          74.03
      15.91        6.89(d)    135,671          0.85(c)            1.67(c)            0.98(c)            1.54(c)       58.77(d)
-------------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS MID CAP VALUE FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust--Mid Cap Value Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Mid Cap Value Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the state-ment of investments, as of August 31, 1999, and the related statement of op-erations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Mid Cap Value Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 October 8, 1999

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Mid Cap Value Fund

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Mid Cap Value Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies with public stock market capitalizations between $400 million and $16 billion at the time of investment.

Target Your Needs

The Goldman Sachs Mid Cap Value Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives or market conditions change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note:in general, greater returns are associated with greater risk.)

Goldman Sachs Funds

Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                            [GRAPHIC APPEARS HERE]

For More Information

To learn more about the Goldman Sachs Mid Cap Value Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005
--------------------------------------------------------------------------------

TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Adrien E. Deberghes, Jr., Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS

Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds





This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Mid Cap Value Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
October 15, 1999

                                                          MIDCAPAR / 13K / 10-99